UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                -----------------

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934
                                 JUNE 25, 2003
                        (Date of Earliest Event Reported)

                         DREYER'S GRAND ICE CREAM, INC.
             (Exact name of registrant as specified in its charter)



 DELAWARE                         0-14190                         94-2967523
(State or other            (Commission File Number)             ( IRS Employer
 jurisdiction                                                    Identification
of incorporation)                                                      No.)

                 5929 COLLEGE AVENUE, OAKLAND, CALIFORNIA 94618
          (Address of principal executive offices, including Zip Code)
                                 (510) 652-8187
              (Registrant's telephone number, including area code)



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ITEM 5.       OTHER EVENTS.

         On June 25, 2003, Dreyer's Grand Ice Cream, Inc., a Delaware corporation ("Dreyer's"), announced that the Federal Trade Commission ("FTC") cleared the transaction (the "Transaction") to combine Dreyer's and Nestle Ice Cream Company LLC, a Delaware limited liability company ("NICC"), pursuant to the Agreement and Plan of Merger and Contribution, dated June 16, 2002, as amended on October 25, 2002, February 5, 2003 and June 16, 2003, by and among Dreyer's, Dreyer's Grand Ice Cream Holdings, Inc., a Delaware corporation formerly known as New December, Inc., December Merger Sub, Inc., a Delaware corporation, Nestle Holdings, Inc., a Delaware corporation ("Nestle"), and NICC Holdings, Inc., a Delaware corporation and a wholly-owned indirect subsidiary of Nestle. The Transaction was consummated on June 26, 2003.

         The June 25, 2003 press release announcing FTC clearance of the Transaction is attached hereto as Exhibit 99.1. The June 26, 2003 press release announcing the consummation of the Transaction is attached hereto as
Exhibit 99.2.

ITEM 7.       EXHIBITS.

                  (C)  Exhibits.

                          Exhibit 99.1     Press Release, dated June 25, 2003.

                          Exhibit 99.2     Press Release, dated June 26, 2003.





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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               Dreyer's Grand Ice Cream, Inc.

Date:  June 26, 2003                         By:    /s/ TIMOTHY F. KAHN
                                                     -----------------------
                                               Name:      Timothy F. Kahn

                                               Title: Vice President Finance and
                                                      Administration  and Chief
                                                      Financial Officer





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                                  EXHIBIT INDEX



Exhibit No.                        Description
-----------                        -----------

Exhibit 99.1         Press Release, dated June 25, 2003.
Exhibit 99.2         Press Release, dated June 26, 2003.